UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00058)

Exact name of registrant as specified in charter:	George Putnam Balanced Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	July 31, 2021

Date of reporting period:	August 1, 2020 — July 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

George Putnam Balanced Fund

Annual report
7 | 31 | 21

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PGEOX

George Putnam
Balanced
Fund

Annual report
7 | 31 | 21

Message from the Trustees

September 10, 2021

Dear Fellow Shareholder:

Through the summer months of 2021, financial markets continued to rise. Stocks were powered by new highs in corporate earnings, and bonds appreciated despite an uptick in inflation. Experts at Putnam believe inflation will likely be temporary, caused by an uneven recovery from the Covid-19 pandemic.

Even as the economy returns to a more normal trajectory, the evolving pandemic remains a justifiable concern. During these unsettled times, well-managed companies have tried to be flexible and resilient, adapting to conditions while focusing on their goals.

Putnam’s research teams also remain focused on their objectives. They analyze and debate how businesses are adjusting to these challenges as they work to identify investment opportunities for our portfolios. We believe this active approach is well-suited to this time.

Thank you for investing with Putnam.

George Putnam Balanced Fund was introduced in 1937, at a time when many investors considered the stock market to be risky. Named for the founder of Putnam Investments, the fund offered an innovative concept for the time — a diversified portfolio with bonds to balance the risk of stocks.

A balanced approach, grounded in research

The fund’s classic balanced approach continues to serve investors today, under the leadership of seasoned portfolio managers who use fundamental research to find opportunities and manage risk.

Diversification does not guarantee a profit or ensure against loss. It is possible to lose money in a diversified portfolio.

2 George Putnam Balanced Fund

Experienced managers pursue a broad range of opportunities

The fund’s typical allocation is 60% stocks and 40% bonds. In managing the stock portion of the portfolio, Kate Lakin pursues a risk-aware style, investing in stocks across all sectors that may have value or growth characteristics. For the fund’s fixed-income investments, Paul Scanlon and Andrew Benson assemble a mix of government and investment-grade bonds. Historically, government bonds have shown relatively low correlation with stocks, which can help to dampen the impact of stock market downturns on fund performance.

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

George Putnam Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg U.S. Aggregate Bond Index.

† The fund’s benchmarks (George Putnam Blended Index and S&P 500 Index) were introduced on 12/31/78 and 12/31/69, respectively, and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/21. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 17–18.

All Bloomberg indices provided by Bloomberg Index Services Limited.

4 George Putnam Balanced Fund

How did stocks perform during the reporting period?

KATE Stocks performed strongly during the period. Record fiscal and monetary stimulus, positive vaccine developments in 2020, and signs of global economic recovery boosted investor optimism. As the world’s economies reopened, stocks in cyclical sectors, such as industrials, materials, and financials, rose sharply from their pandemic-driven lows in early 2020. For the first time in a decade, value stocks began to outperform growth stocks.

At the beginning of the reporting period, in September and October, we saw increased market volatility as investors grappled with an uptick in global Covid-19 cases and uncertainty leading up to the U.S. presidential election. The promise of more government stimulus and the approval of the world’s first Covid-19 vaccine in November renewed investor confidence. A $900 billion U.S. stimulus bill passed in mid-December 2020 also boosted market sentiment.

After a positive start to the new year, vaccine shortages and rising inflation, along with a sell-off of global technology stocks, curbed investor enthusiasm. In March 2021, President Biden’s $1.9 trillion pandemic relief bill and the anticipation of a massive U.S. infrastructure bill fueled growth expectations. Most importantly,

George Putnam Balanced Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 7/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 equity holdings by percentage of the fund’s net assets as of 7/31/21. Short-term investments and derivatives, if any, are excluded. Summary information may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes. Holdings may vary over time.

6 George Putnam Balanced Fund

in our view, better-than-expected corporate earnings helped stocks advance on strong fundamentals, which moved well past pre-pandemic levels during the period.

How did bonds perform during the period?

PAUL The Federal Reserve [Fed] was steadfast in its efforts to support the U.S. economy. Borrowing costs remained low, with short-term interest rates held in the range of 0.00% to 0.25%. In December 2020, the central bank pledged to buy at least $120 billion in bonds each month to help improve liquidity until its goals for full employment and target inflation were met. Credit markets performed well overall, with spreads tightening across the quality spectrum. [Bond prices rise as spreads tighten and fall as spreads widen.] Stimulus-fueled growth and inflation expectations drove yields higher on all but the very short-term government debt during the first quarter of calendar 2021. The Fed took a more hawkish stance in June 2021 when it signaled it may raise short-term interest rates sooner than anticipated. The Fed tempered its tone in July 2021, suggesting it needed to see more progress in the U.S. jobs market before tightening monetary policy. Against this backdrop, the yield on the benchmark 10-year U.S. Treasury note rose to 1.24% at period-end from 0.56% at the start of the period. Investment-grade [IG] corporate bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a loss of 0.70% for the period.

How did the fund perform for the period?

KATE The fund’s class A shares returned 20.84%, outperforming its primary benchmark, the George Putnam Blended Index, which returned 20.50% for the period.

Could you highlight some stocks that contributed to performance relative to the primary benchmark?

KATE Investment bank and financial services firm The Goldman Sachs Group was a top contributor over the period. As companies rushed to capitalize on improving economic conditions, IPO [initial public offering] and M&A [merger and acquisition] deal flow increased, creating a healthy backlog for Goldman’s investment banking division. The company also benefited from the sale of older equity investments, a surge in trading activity, and increased transactional volume from its retail bank Marcus.

Alternative asset manager KKR & Co., which is not held in the primary benchmark, was another highlight. The company’s February 2021 acquisition of Global Atlantic Financial Group, a retirement and life insurance provider, added $90 billion to KKR’s assets under management. Along with strong asset growth, robust M&A activity and a secular shift toward alternative investments provided tailwinds for the stock. KKR raised $59 billion in capital in the second quarter of 2021 — more than all it raised in calendar 2020.

NXP Semiconductors, a Dutch global semiconductor chip manufacturer, was another top performer. NXP supplies embedded connectivity solutions that help power innovative applications for internet, automotive, industrials, mobile, and communications infrastructure end markets. As global production lines reopened, NXP benefited from accelerated demand and higher chip prices, which boosted its earnings and cash flows.

What about detractors from performance?

KATE Fidelity National Information Services [FIS] was the fund’s top detractor. U.S.-based FIS delivers payment-processing solutions to merchants, banks, and capital markets worldwide. The firm’s brick-and-mortar

George Putnam Balanced Fund 7

business, which closed during pandemic lockdowns, struggled to recover despite improved economic conditions. Increased competition in the financial technology and electronic payment sectors, and FIS’s ability to compete, also began to weigh on investors. However, we think FIS’s challenges are reflected in its stock price, and the company has room for appreciation. We continue to own the stock.

An underweight position in entertainment and media giant The Walt Disney Company also dampened relative results. The company’s pivot into digital streaming [the Disney+ service was launched in November 2019] has helped offset some revenue weakness from legacy Disney parks and experiences. We believe, however, that Disney is at risk of product cannibalization [when a new product takes sales from an existing product], which could cut into future profits. For this reason, we maintain an underweight position in the stock.

Our decision not to own financial services firm JPMorgan Chase, which performed strongly during the period, also detracted from relative results. The reopening of the economy caused a rise in transactional volume that benefited JPMorgan’s consumer and business banking division. As the largest U.S. bank by market value, however, JPMorgan remains overvalued, in our view, and we prefer other banks.

How did the fund’s corporate bond investments perform for the period?

PAUL Allocations to corporate bonds represented roughly 14% of the fund’s total assets for the period. U.S. IG corporate bonds were a positive contributor to performance, as spreads across the sector continued to tighten significantly.

Top performers in our bond portfolio included those issued in the technology and utility distribution sectors. In addition, issuers in the banking and life insurance industries performed

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 George Putnam Balanced Fund

well. Positive performance was marginally offset by positioning within pharmaceuticals and media, specifically in the cable industry.

What is your outlook for the IG corporate bond market?

PAUL We have a constructive outlook for IG corporate bonds for the remainder of 2021. Our positive outlook for fundamentals and technicals supports our neutral view on valuation. Our view on positive fundamentals is underpinned by the broad distribution of vaccines and ample U.S. stimulus. IG corporates have benefited from shedding a record number of fallen angels [companies downgraded from IG to sub-IG] in 2020, as well as extensive cost improvements implemented during the pandemic.

We believe that balance sheets are healthy, with leverage at or near its peak, and liquidity metrics are strong following record issuance in calendar 2020. At the same time, we are mindful of potential risks, including delays in vaccine distribution and the spread of new Covid-19 variants, which could create a more volatile operating environment for weaker companies. Increased M&A activity also could increase immediate leverage.

IG market technicals are robust, in our view. On the supply side, new issuance in July 2021 totaled $101.1 billion, up 7% year-over-year. Year-to-date [as of period-end] new issuance reached $1.1 trillion, a decline of 26% year-over-year. On the demand side, retail inflows totaled $21.7 billion in July. International institutional demand persists, given low hedging costs and low interest rates globally. Valuations, while less attractive than they were, should continue to be supported by robust demand from liability-based and foreign institutional investors, in our view.

What is your outlook for stocks and the fund?

KATE Overall, we have a positive outlook for equities for the remainder of 2021. We are encouraged by the record number of companies that have beat analysts’ earnings estimates for the first quarter of 2021. This trend has also continued into the second quarter. While corporate earnings momentum is encouraging, we believe many segments of the economy still have room for growth.

Additional government stimulus and strong consumer spending should propel economic recoveries, in our view. Yet, as inflation concerns rise, we will continue to monitor the impact of a more hawkish Fed policy. New variants and rising cases of Covid-19 worldwide continue to present challenges to the economy, along with the safety and health of our society.

For the fund, our analysts use bottom-up, fundamental research to identify companies with the potential for capital appreciation. Our focus on individual companies and our limited factor exposures provide greater downside protection, in our view, against broader risks of the global economy.

Kate and Paul, thanks for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

During the period, income earned by the fund declined due to falling interest rates and lower dividend payments made by companies held in the portfolio. As a result, the fund reduced its quarterly distribution rate for class A shares from $0.071 to $0.047 in August 2020 and from $0.047 to $0.036 in February 2021. Similar decreases were made to other share classes of the fund.

George Putnam Balanced Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (11/5/37)
Before sales charge	8.83%	172.90%	10.56%	78.99%	12.35%	47.38%	13.80%	20.84%
After sales charge	8.76	157.21	9.91	68.70	11.03	38.90	11.58	13.89
Class B (4/27/92)
Before CDSC	8.73	156.81	9.89	72.41	11.51	44.04	12.93	19.89
After CDSC	8.73	156.81	9.89	70.41	11.25	41.04	12.15	14.89
Class C (7/26/99)
Before CDSC	8.76	156.99	9.90	72.34	11.50	44.09	12.95	19.90
After CDSC	8.76	156.99	9.90	72.34	11.50	44.09	12.95	18.90
Class M (12/1/94)
Before sales charge	8.12	159.46	10.00	74.50	11.78	45.15	13.22	20.20
After sales charge	8.07	150.37	9.61	68.39	10.98	40.07	11.89	15.99
Class R (1/21/03)
Net asset value	8.56	166.03	10.28	76.79	12.07	46.21	13.50	20.50
Class R5 (12/2/13)
Net asset value	8.93	180.03	10.85	81.42	12.65	48.51	14.09	21.11
Class R6 (12/2/13)
Net asset value	8.94	181.98	10.92	82.24	12.75	48.91	14.19	21.22
Class Y (3/31/94)
Net asset value	8.93	179.66	10.83	81.21	12.63	48.51	14.09	21.13

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

10 George Putnam Balanced Fund

For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Class B and C share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 7/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
George Putnam
Blended Index†	—*	180.17%	10.85%	76.07%	11.98%	47.44%	13.82%	20.50%
Bloomberg U.S. Aggregate
Bond Index	—*	38.97	3.35	16.64	3.13	18.18	5.73	–0.70
S&P 500 Index	—*	316.89	15.35	122.51	17.35	64.96	18.16	36.45
Lipper Balanced Funds
category average‡	—*	122.53	8.21	57.99	9.51	34.92	10.45	20.99

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmarks (George Putnam Blended Index and S&P 500 Index) were introduced on 12/31/78 and 12/31/69, respectively, the Bloomberg U.S. Aggregate Bond Index was introduced on 12/31/75, and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

† George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg U.S. Aggregate Bond Index.

‡ Over the 1-year, 3-year, 5-year, and 10-year periods ended 7/31/21, there were 525, 505, 477, and 389 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $25,681 and $25,699, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $25,037. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $26,603, $28,003, $28,198, and $27,966, respectively.

George Putnam Balanced Fund 11

Fund price and distribution information For the 12-month period ended 7/31/21

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	4		4	4	4		4	4	4	4
Income	$0.154565		$0.000435	$0.005565	$0.044565		$0.102565	$0.148565	$0.229565	$0.211565
Capital gains
Long-term
gains	0.883000		0.883000	0.883000	0.883000		0.883000	0.883000	0.883000	0.883000
Short-term
gains	0.364435		0.364435	0.364435	0.364435		0.364435	0.364435	0.364435	0.364435
Total	$1.402000		$1.247870	$1.253000	$1.292000		$1.350000	$1.396000	$1.477000	$1.459000
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
7/31/20	$21.68	$23.00	$21.41	$21.48	$21.34	$22.11	$21.60	$21.89	$21.79	$21.78
7/31/21	24.62	26.12	24.27	24.35	24.20	25.08	24.51	24.94	24.75	24.74
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	0.58%	0.55%	—	—	0.12%	0.11%	0.33%	0.79%	0.89%	0.82%
Current
30-day
SEC yield[2]	N/A	0.36	–0.35%	–0.35%	N/A	–0.10	0.14	0.63	0.71	0.63

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 George Putnam Balanced Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (11/5/37)
Before sales charge	8.82%	163.60%	10.18%	80.71%	12.56%	48.20%	14.01%	23.41%
After sales charge	8.74	148.44	9.53	70.32	11.24	39.68	11.78	16.31
Class B (4/27/92)
Before CDSC	8.71	148.22	9.52	74.08	11.73	44.96	13.17	22.57
After CDSC	8.71	148.22	9.52	72.08	11.47	41.96	12.39	17.57
Class C (7/26/99)
Before CDSC	8.74	148.30	9.52	74.04	11.72	44.87	13.15	22.52
After CDSC	8.74	148.30	9.52	74.04	11.72	44.87	13.15	21.52
Class M (12/1/94)
Before sales charge	8.10	150.69	9.63	76.23	12.00	46.02	13.45	22.78
After sales charge	8.06	141.91	9.24	70.06	11.20	40.91	12.11	18.49
Class R (1/21/03)
Net asset value	8.55	157.03	9.90	78.56	12.29	47.10	13.73	23.12
Class R5 (12/2/13)
Net asset value	8.91	170.67	10.47	83.22	12.87	49.37	14.31	23.74
Class R6 (12/2/13)
Net asset value	8.92	172.52	10.54	84.02	12.97	49.76	14.41	23.85
Class Y (3/31/94)
Net asset value	8.91	170.27	10.45	82.98	12.84	49.35	14.31	23.71

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

George Putnam Balanced Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 7/31/20	0.97%	1.72%	1.72%	1.47%	1.22%	0.72%	0.62%	0.72%
Annualized expense ratio
for the six-month period
ended 7/31/21*	0.93%	1.68%	1.68%	1.43%	1.18%	0.70%	0.60%	0.68%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/21 to 7/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.86	$8.77	$8.77	$7.47	$6.17	$3.66	$3.14	$3.56
Ending value (after expenses)	$1,109.40	$1,105.20	$1,105.30	$1,106.80	$1,108.10	$1,110.70	$1,111.60	$1,110.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

14 George Putnam Balanced Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/21, use the following calculation method. To find the value of your investment on 2/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.66	$8.40	$8.40	$7.15	$5.91	$3.51	$3.01	$3.41
Ending value (after expenses)	$1,020.18	$1,016.46	$1,016.46	$1,017.70	$1,018.94	$1,021.32	$1,021.82	$1,021.42

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

George Putnam Balanced Fund 15

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund.

You can lose money by investing in the fund.

16 George Putnam Balanced Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares are closed to new investments except through certain eligible employer sponsored retirement plans and certain eligible plan record-keepers. They have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Balanced Fund 17

George Putnam Blended Index is an unmanaged index administered by Putnam Management, LLC, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg U.S. Aggregate Bond Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2021, Putnam employees had approximately $569,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 George Putnam Balanced Fund

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

George Putnam Balanced Fund 19

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

20 George Putnam Balanced Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2021. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

George Putnam Balanced Fund 21

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least November 30, 2022. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing

22 George Putnam Balanced Fund

contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing

George Putnam Balanced Fund 23

an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	1st
Five-year period	1st

For the three-year and five-year periods ended December 31, 2020, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2020, there were 529, 511 and 478 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

24 George Putnam Balanced Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

George Putnam Balanced Fund 25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
George Putnam Balanced Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of George Putnam Balanced Fund (the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 10, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

26 George Putnam Balanced Fund

The fund’s portfolio 7/31/21

COMMON STOCKS (61.1%)*	Shares	Value
Automotive (1.4%)
Climate Change Crisis Real Impact I Acquisition Corp. Class A (acquired 1/22/21, cost $5,038,970) (Private) † ∆∆ F P2	503,897	$5,686,982
General Motors Co. †	41,922	2,382,846
Tesla, Inc. †	21,715	14,922,548
United Rentals, Inc. †	12,616	4,157,603
		27,149,979
Basic materials (1.4%)
Alamos Gold, Inc. Class A (Canada) S	174,239	1,414,821
Anglo American PLC (United Kingdom)	36,270	1,608,501
Corteva, Inc.	54,454	2,329,542
Diversey Holdings, Ltd. †	54,977	917,016
Dow, Inc.	29,974	1,863,184
DuPont de Nemours, Inc.	20,830	1,563,292
Eastman Chemical Co.	14,214	1,602,202
Fortune Brands Home & Security, Inc.	10,375	1,011,251
Freeport-McMoRan, Inc. (Indonesia)	57,117	2,176,158
Linde PLC	12,748	3,918,608
Newmont Corp.	40,909	2,569,903
Sherwin-Williams Co. (The)	18,986	5,525,496
		26,499,974
Capital goods (4.0%)
Avery Dennison Corp.	21,895	4,612,839
Ball Corp.	23,052	1,864,446
Boeing Co. (The) †	8,849	2,004,122
CAE, Inc. (Canada) †	53,243	1,624,688
Deere & Co.	13,558	4,902,437
Eaton Corp. PLC	62,183	9,828,023
Emerson Electric Co.	58,199	5,871,697
General Dynamics Corp.	15,326	3,004,356
Honeywell International, Inc.	40,817	9,542,606
Ingersoll Rand, Inc. †	51,369	2,510,403
Johnson Controls International PLC	119,244	8,516,406
Northrop Grumman Corp.	20,219	7,339,901
Otis Worldwide Corp.	68,359	6,121,548
Raytheon Technologies Corp.	116,608	10,139,066
		77,882,538
Commercial and consumer services (3.0%)
Aramark	63,802	2,241,364
Booking Holdings, Inc. †	2,809	6,118,732
CoStar Group, Inc. †	37,710	3,350,534
Ecolab, Inc.	8,639	1,907,750
Mastercard, Inc. Class A	51,874	20,020,252
PayPal Holdings, Inc. †	88,306	24,330,952
		57,969,584
Communication services (0.1%)
T-Mobile US, Inc. †	10,705	1,541,734
		1,541,734

George Putnam Balanced Fund 27

COMMON STOCKS (61.1%)* cont.	Shares	Value
Computers (2.5%)
Apple, Inc.	331,734	$48,386,721
		48,386,721
Conglomerates (0.2%)
General Electric Co.	238,955	3,094,467
		3,094,467
Consumer staples (3.7%)
Altria Group, Inc.	73,025	3,508,121
Bunge, Ltd.	9,565	742,531
Chipotle Mexican Grill, Inc. †	3,009	5,607,091
Coca-Cola Co. (The)	146,520	8,356,036
Constellation Brands, Inc. Class A	4,966	1,114,072
Costco Wholesale Corp.	5,209	2,238,411
McCormick & Co., Inc. (non-voting shares)	39,344	3,311,584
Molson Coors Beverage Co. Class B † S	61,475	3,005,513
PepsiCo, Inc.	98,142	15,403,387
Procter & Gamble Co. (The)	132,443	18,837,368
Sea, Ltd. ADR (Thailand) †	31,996	8,836,015
		70,960,129
Electronics (2.4%)
NVIDIA Corp.	117,688	22,947,983
NXP Semiconductors NV	60,823	12,553,259
ON Semiconductor Corp. †	137,912	5,386,843
Vontier Corp.	157,337	5,089,852
		45,977,937
Energy (1.6%)
Cairn Energy PLC (United Kingdom)	891,540	1,582,511
Cenovus Energy, Inc. (Canada)	1,094,882	9,135,718
Exxon Mobil Corp.	239,578	13,792,505
Phillips 66	1,518	111,467
Royal Dutch Shell PLC Class A (United Kingdom)	192,999	3,871,655
TotalEnergies SE (France)	64,185	2,794,317
		31,288,173
Financials (7.8%)
AIA Group, Ltd. (Hong Kong)	299,400	3,591,412
American International Group, Inc.	205,410	9,726,164
Apollo Global Management, Inc.	134,133	7,895,068
Assured Guaranty, Ltd.	262,063	12,529,232
AXA SA (France)	284,534	7,385,119
Berkshire Hathaway, Inc. Class B †	13,108	3,647,825
Boston Properties, Inc. R	25,718	3,018,779
Citigroup, Inc.	365,081	24,686,777
Gaming and Leisure Properties, Inc. R	227,734	10,780,928
Goldman Sachs Group, Inc. (The)	51,939	19,470,892
Hartford Financial Services Group, Inc. (The)	31,672	2,014,973
KKR & Co., Inc. Class A	169,075	10,780,222
Morgan Stanley	80,613	7,737,236
Prudential PLC (United Kingdom)	497,487	9,380,298
Quilter PLC (United Kingdom)	2,491,998	5,556,063
Visa, Inc. Class A	61,305	15,104,939
		153,305,927

28 George Putnam Balanced Fund

COMMON STOCKS (61.1%)* cont.	Shares	Value
Gaming and lottery (0.8%)
Evolution AB (Sweden)	67,663	$11,787,026
Penn National Gaming, Inc. † S	40,711	2,783,818
		14,570,844
Health care (8.1%)
Abbott Laboratories	74,138	8,969,215
AbbVie, Inc.	112,419	13,074,330
Amgen, Inc.	12,550	3,031,327
Anthem, Inc.	11,369	4,365,810
Bio-Rad Laboratories, Inc. Class A †	8,939	6,610,480
Biogen, Inc. †	15,967	5,216,898
Boston Scientific Corp. †	119,091	5,430,550
Bristol-Myers Squibb Co.	55,132	3,741,809
Cigna Corp.	28,412	6,520,270
Cooper Cos., Inc. (The)	7,786	3,283,901
CVS Health Corp.	38,318	3,155,870
Danaher Corp.	36,354	10,814,951
DexCom, Inc. †	7,723	3,981,284
Edwards Lifesciences Corp. †	37,506	4,210,799
Eli Lilly and Co.	29,236	7,118,966
Gilead Sciences, Inc.	36,732	2,508,428
Intuitive Surgical, Inc. †	4,063	4,028,302
Ironwood Pharmaceuticals, Inc. †	302,041	4,008,084
Johnson & Johnson	53,066	9,137,965
McKesson Corp.	10,205	2,080,085
Medtronic PLC	32,068	4,210,849
Merck & Co., Inc.	62,388	4,795,766
Pfizer, Inc.	119,693	5,124,057
Regeneron Pharmaceuticals, Inc. †	9,271	5,327,209
Thermo Fisher Scientific, Inc.	21,175	11,434,712
UnitedHealth Group, Inc.	32,890	13,557,916
Zimmer Biomet Holdings, Inc.	16,894	2,760,817
		158,500,650
Homebuilding (0.2%)
PulteGroup, Inc.	73,080	4,009,900
		4,009,900
Lodging/Tourism (0.3%)
Hilton Worldwide Holdings, Inc. †	42,768	5,621,854
		5,621,854
Media (0.2%)
Walt Disney Co. (The) †	23,263	4,094,753
		4,094,753
Miscellaneous (0.1%)
Soaring Eagle (acquired 5/11/21, cost $1,206,000) (Private) † ∆∆ F P1	120,600	1,071,290
		1,071,290
Retail (6.6%)
Advance Auto Parts, Inc.	8,025	1,701,769
Amazon.com, Inc. †	17,650	58,731,964
BJ’s Wholesale Club Holdings, Inc. † S	20,430	1,034,575
Burlington Stores, Inc. †	3,802	1,272,910

George Putnam Balanced Fund 29

COMMON STOCKS (61.1%)* cont.	Shares	Value
Retail cont.
CarMax, Inc. †	31,443	$4,211,790
Home Depot, Inc. (The)	69,192	22,708,122
L Brands, Inc.	25,282	2,024,330
lululemon athletica, Inc. (Canada) †	3,381	1,352,975
Nike, Inc. Class B	41,361	6,928,381
O’Reilly Automotive, Inc. †	4,215	2,545,186
Target Corp.	45,002	11,747,772
TJX Cos., Inc. (The)	51,518	3,544,954
Walmart, Inc.	82,762	11,797,723
		129,602,451
Semiconductor (0.5%)
Applied Materials, Inc.	64,099	8,969,373
		8,969,373
Software (6.6%)
Activision Blizzard, Inc.	107,701	9,005,958
Adobe, Inc. †	30,748	19,113,879
Intuit, Inc.	22,278	11,806,672
Microsoft Corp.	265,212	75,561,551
Oracle Corp.	152,055	13,250,073
		128,738,133
Technology services (6.3%)
Alphabet, Inc. Class A †	24,060	64,830,392
Facebook, Inc. Class A †	104,174	37,117,196
Fidelity National Information Services, Inc.	139,799	20,837,041
		122,784,629
Textiles (0.1%)
Levi Strauss & Co. Class A	39,230	1,079,610
		1,079,610
Toys (0.1%)
Hasbro, Inc.	18,068	1,796,682
		1,796,682
Transportation (1.2%)
CSX Corp.	101,028	3,265,225
Southwest Airlines Co. †	52,789	2,666,900
Union Pacific Corp.	75,820	16,586,383
		22,518,508
Utilities and power (1.9%)
Ameren Corp.	38,157	3,202,135
CenterPoint Energy, Inc.	77,218	1,965,970
Exelon Corp.	166,681	7,800,671
NextEra Energy, Inc.	106,597	8,303,906
NRG Energy, Inc.	391,238	16,134,655
		37,407,337
Total common stocks (cost $842,532,032)		$1,184,823,177

30 George Putnam Balanced Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (7.7%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.4%)
Government National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 2/20/49 to 10/20/49	2,397,600	$2,638,569
4.50%, with due dates from 3/20/49 to 10/20/49	514,358	563,867
4.00%, 4/15/43	2,663,707	2,944,645
3.50%, with due dates from 11/15/47 to 4/20/51	13,152,379	14,378,803
3.00%, with due dates from 7/20/46 to 10/20/46	3,600,622	3,820,513
2.00%, 1/20/51	1,977,526	2,027,378
		26,373,775
U.S. Government Agency Mortgage Obligations (6.3%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.00%, 3/1/35	825	964
4.00%, with due dates from 7/1/42 to 7/1/49	3,964,642	4,279,186
3.50%, with due dates from 12/1/42 to 4/1/43	343,074	377,584
3.00%, with due dates from 3/1/43 to 2/1/47	1,492,635	1,581,355
2.50%, with due dates from 7/1/50 to 2/1/51	1,718,342	1,803,260
Federal National Mortgage Association Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	972,235	1,118,308
5.00%, with due dates from 8/1/33 to 1/1/39	287,131	323,909
4.50%, with due dates from 5/1/48 to 2/1/49	3,290,303	3,602,407
4.00%, with due dates from 9/1/45 to 4/1/49	3,375,662	3,632,711
3.50%, 5/1/56	1,148,887	1,258,347
3.50%, with due dates from 5/1/43 to 12/1/49	8,441,841	8,992,972
3.00%, with due dates from 2/1/43 to 3/1/47	4,571,526	4,904,863
3.00%, 12/1/30	1,551,610	1,634,355
2.50%, with due dates from 7/1/50 to 7/1/51	51,858,207	54,290,899
2.00%, 10/1/50	11,909,058	12,154,110
2.00%, with due dates from 10/1/27 to 8/1/28	3,799,439	3,944,962
Uniform Mortgage-Backed Securities
4.50%, TBA, 8/1/51	3,000,000	3,234,258
4.00%, TBA, 9/1/51	1,000,000	1,068,906
4.00%, TBA, 8/1/51	3,000,000	3,204,961
3.50%, TBA, 9/1/51	2,000,000	2,115,158
3.50%, TBA, 8/1/51	2,000,000	2,119,454
3.00%, TBA, 9/1/51	1,000,000	1,046,132
3.00%, TBA, 8/1/51	1,000,000	1,048,203
2.50%, TBA, 9/1/51	1,000,000	1,039,492
2.50%, TBA, 8/1/51	2,000,000	2,083,516
2.00%, TBA, 8/1/51	2,000,000	2,039,723
		122,899,995
Total U.S. government and agency mortgage obligations (cost $146,630,108)		$149,273,770

U.S. TREASURY OBLIGATIONS (13.0%)*	Principal amount	Value
U.S. Treasury Bonds
3.125%, 11/15/41 [i]	$500,000	$617,235
3.00%, 2/15/47	11,500,000	14,106,432
2.75%, 8/15/42 # ∆	25,180,000	29,211,459
1.25%, 5/15/50	10,760,000	9,159,030

George Putnam Balanced Fund 31

U.S. TREASURY OBLIGATIONS (13.0%)* cont.	Principal amount	Value
U.S. Treasury Notes
2.75%, 2/15/24	$23,410,000	$24,881,145
2.375%, 8/15/24	29,030,000	30,801,437
2.25%, 11/15/27	12,740,000	13,796,258
2.125%, 12/31/22	11,770,000	12,099,899
2.00%, 11/30/22 [i]	159,000	163,506
1.75%, 11/15/29 [i]	9,000	9,492
1.625%, 2/15/26	9,670,000	10,099,634
1.625%, 10/31/23	18,870,000	19,458,880
1.50%, 2/15/30	12,010,000	12,355,757
1.50%, 3/31/23	22,000,000	22,491,084
1.125%, 2/28/25	29,610,000	30,297,044
0.25%, 6/15/23	23,390,000	23,423,806
Total U.S. treasury obligations (cost $250,738,270)		$252,972,098

CORPORATE BONDS AND NOTES (14.1%)*	Principal amount	Value
Basic materials (0.8%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes 3.50%, 5/8/24 (Germany)	$289,000	$309,045
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	750,000	751,622
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	1,595,000	1,847,365
Georgia-Pacific, LLC 144A sr. unsec. sub. notes 2.10%, 4/30/27	1,525,000	1,592,397
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	1,998,000	2,015,288
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	1,600,000	1,844,101
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	625,000	733,943
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50	204,000	222,003
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	356,000	364,248
International Paper Co. sr. unsec. notes 8.70%, 6/15/38	10,000	17,094
Nutrien, Ltd. sr. unsec. notes 2.95%, 5/13/30 (Canada)	1,305,000	1,403,001
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	801,000	890,172
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	1,040,000	1,484,843
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31	187,000	270,156
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	553,000	805,229
		14,550,507
Capital goods (0.6%)
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	1,045,000	1,046,066
Berry Global, Inc. 144A company guaranty sr. unsub. notes 1.57%, 1/15/26	1,225,000	1,232,105
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60	670,000	926,918
Boeing Co. (The) sr. unsec. notes 4.875%, 5/1/25	685,000	768,134
Johnson Controls International PLC sr. unsec. unsub. bonds 4.50%, 2/15/47	1,145,000	1,463,038

32 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.1%)* cont.	Principal amount	Value
Capital goods cont.
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	$480,000	$473,218
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	940,000	1,060,991
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	510,000	595,973
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,619,000	1,780,457
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	164,000	176,659
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	695,000	734,292
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	1,010,000	1,127,745
		11,385,596
Communication services (1.6%)
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R	1,953,000	2,047,861
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	921,000	979,647
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	686,000	730,268
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27	1,227,000	1,284,667
AT&T, Inc. sr. unsec. unsub. bonds 3.30%, 2/1/52	1,700,000	1,692,865
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32	1,107,000	1,103,683
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	132,000	162,117
AT&T, Inc. 144A sr. unsec. bonds 3.55%, 9/15/55	62,000	64,043
AT&T, Inc. 144A sr. unsec. unsub. bonds 2.55%, 12/1/33	2,013,000	2,030,782
CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty sr. notes 3.849%, 4/15/23	240,000	253,655
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. bonds 2.80%, 4/1/31	291,000	301,871
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 3.75%, 2/15/28	274,000	304,771
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	1,055,000	1,484,128
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	65,000	65,739
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 5.375%, 5/1/47	506,000	625,956
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	921,000	1,106,074
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	481,000	509,245
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.50%, 11/15/35	268,000	394,827
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.15%, 3/1/26	9,000	9,816
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	1,618,000	1,806,042
Cox Communications, Inc. 144A company guaranty sr. unsec. bonds 2.95%, 10/1/50	766,000	728,977
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	637,000	706,696
Cox Communications, Inc. 144A sr. unsec. notes 3.35%, 9/15/26	551,000	602,501
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	458,000	514,713
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	549,000	612,072
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	185,000	233,406

George Putnam Balanced Fund 33

CORPORATE BONDS AND NOTES (14.1%)* cont.	Principal amount	Value
Communication services cont.
Crown Castle International Corp. sr. unsec. sub. bonds 3.30%, 7/1/30 R	$205,000	$223,247
Crown Castle International Corp. sr. unsec. sub. bonds 2.25%, 1/15/31	1,275,000	1,278,543
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	1,483,000	1,614,655
Rogers Communications, Inc. company guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	95,000	147,295
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 3/15/43 (Canada)	215,000	253,459
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC 144A company guaranty sr. notes 3.36%, 9/20/21	59,688	59,896
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	48,000	54,196
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	1,762,000	1,964,419
T-Mobile USA, Inc. company guaranty sr. notes 2.55%, 2/15/31	695,000	711,437
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	960,000	1,060,490
Verizon Communications, Inc. sr. unsec. notes 3.15%, 3/22/30	700,000	762,684
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	480,000	499,059
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	1,904,000	2,233,164
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%, 4/15/27 (Canada)	490,000	510,825
		31,729,791
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (BBA LIBOR USD 3 Month + 3.33%), 3.449%, perpetual maturity	689,000	673,498
		673,498
Consumer cyclicals (1.2%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	995,000	1,105,694
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	919,000	972,373
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	1,105,000	1,365,345
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	654,000	725,725
Amazon.com, Inc. sr. unsec. unsub. notes 1.50%, 6/3/30	600,000	594,156
Autonation, Inc. company guaranty sr. unsec. notes 4.50%, 10/1/25	255,000	284,371
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	454,000	456,540
BMW US Capital, LLC 144A company guaranty sr. unsec. notes 3.95%, 8/14/28	671,000	773,998
BMW US Capital, LLC 144A company guaranty sr. unsec. notes 3.40%, 8/13/21	390,000	390,344
Discovery Communications, LLC company guaranty sr. unsec. unsub. notes 3.625%, 5/15/30	473,000	521,509
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	553,000	757,163
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	225,000	281,356
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	287,000	318,416
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	252,000	279,654
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	175,000	191,317

34 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.1%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	$889,000	$944,551
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25 (United Kingdom)	1,415,000	1,579,494
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%, 3/1/26 (United Kingdom)	350,000	388,938
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	1,668,000	1,979,211
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	1,449,000	1,688,390
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	585,000	537,512
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	416,000	462,109
Omnicom Group, Inc. sr. unsec. sub. notes 2.45%, 4/30/30	1,330,000	1,375,115
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	390,000	422,663
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	1,550,000	1,655,952
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	423,000	406,946
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,115,000	1,167,963
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	360,000	419,535
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds 2.90%, 1/15/27	457,000	491,380
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/26	198,000	221,065
ViacomCBS, Inc. sr. unsec. notes 4.20%, 5/19/32	8,000	9,359
Walt Disney Co. (The) company guaranty sr. unsec. bonds 4.75%, 9/15/44	30,000	40,095
		22,808,239
Consumer staples (1.0%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 5.55%, 1/23/49	1,172,000	1,646,229
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 4.95%, 1/15/42	200,000	256,612
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 4.60%, 4/15/48	1,389,000	1,730,545
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 4.75%, 1/23/29	827,000	994,764
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,155,000	1,209,863
Ashtead Capital, Inc. 144A notes 4.00%, 5/1/28	1,190,000	1,252,475
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	503,319	640,163
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	1,434,000	2,177,770
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	566,000	791,689
Keurig Dr Pepper, Inc. company guaranty sr. unsec. bonds 3.20%, 5/1/30	187,000	205,939
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31	905,000	926,314
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.597%, 5/25/28	717,000	849,733
Kraft Heinz Foods Co. company guaranty sr. unsec. bonds 4.375%, 6/1/46	1,090,000	1,255,952

George Putnam Balanced Fund 35

CORPORATE BONDS AND NOTES (14.1%)* cont.	Principal amount	Value
Consumer staples cont.
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 4.875%, 10/1/49	$925,000	$1,153,702
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.875%, 5/15/27	215,000	238,117
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	816,000	841,949
Mondelez International Holdings Netherlands BV 144A company guaranty sr. unsec. unsub. notes 2.00%, 10/28/21 (Netherlands)	1,000,000	1,002,690
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	1,660,000	1,883,170
		19,057,676
Energy (0.5%)
BG Energy Capital PLC 144A company guaranty sr. unsec. unsub. notes 4.00%, 10/15/21 (United Kingdom)	250,000	251,750
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26	770,000	839,237
BP Capital Markets America, Inc. company guaranty sr. unsec. unsub. notes 3.937%, 9/21/28	690,000	793,243
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	1,245,000	1,458,348
ConocoPhillips 144A company guaranty sr. unsec. notes 3.75%, 10/1/27	999,000	1,137,128
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	780,000	842,237
Equinor ASA company guaranty sr. unsec. notes 5.10%, 8/17/40 (Norway)	550,000	743,626
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	175,000	198,484
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	878,000	1,023,459
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	1,285,000	1,379,576
		8,667,088
Financials (4.6%)
Air Lease Corp. sr. unsec. notes Ser. MTN, 3.00%, 2/1/30	1,625,000	1,679,383
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	328,000	375,538
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	928,000	980,493
American International Group, Inc. jr. unsec. sub. FRB 8.175%, 5/15/58	107,000	158,761
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%, 12/12/42	1,265,000	1,505,859
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	1,555,000	1,678,348
Australia & New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	920,000	906,401
Australia & New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	235,000
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	1,200,000	1,375,560
Bank of America Corp. jr. unsec. sub. bonds Ser. JJ, 5.125%, perpetual maturity	1,135,000	1,210,239
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	314,000	348,933
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	715,000	736,776

36 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.1%)* cont.	Principal amount	Value
Financials cont.
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month + 0.76%), 0.879%, 9/15/26	$275,000	$273,353
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	600,000	833,953
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	390,000	433,949
Bank of Nova Scotia (The) sr. unsec. notes 2.00%, 11/15/22 (Canada)	3,100,000	3,169,001
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	5,000	5,125
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	808,000	1,025,796
BNP Paribas SA 144A jr. unsec. sub. FRN 4.625%, perpetual maturity (replace maturity with perpetual maturity) (France)	305,000	317,139
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	695,000	686,203
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	810,000	901,208
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,060,000	1,176,027
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	1,213,000	1,294,192
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	824,000	865,222
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	1,447,000	1,460,310
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	227,000	254,982
CIT Bank NA sr. unsec. FRN Ser. BKNT, 2.969%, 9/27/25	250,000	263,438
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,894,000	2,135,485
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity (replace maturity with perpetual maturity)	1,580,000	1,625,425
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	10,000	11,096
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	1,540,000	1,981,828
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	2,634,000	3,039,334
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	241,000	274,234
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	535,000	543,200
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands company guaranty unsec. sub. notes 4.625%, 12/1/23 (Netherlands)	250,000	272,816
Cooperative Rabobank UA company guaranty unsec. sub. notes 3.75%, 7/21/26 (Netherlands)	285,000	315,204
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	340,000	371,450
Credit Suisse AG sr. unsec. notes 1.00%, 5/5/23	3,100,000	3,133,773
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	443,000	492,032
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	320,000	328,843
Credit Suisse Group AG 144A unsec. sub. notes 6.50%, 8/8/23 (Switzerland)	729,000	803,480
Deutsche Bank AG unsec. sub. FRB 3.729%, 1/14/32 (Germany)	1,730,000	1,780,670
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	1,395,000	1,637,646
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	1,225,000	1,428,407
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	330,000	361,444
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	217,000	224,270

George Putnam Balanced Fund 37

CORPORATE BONDS AND NOTES (14.1%)* cont.	Principal amount	Value
Financials cont.
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	$425,000	$462,037
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	1,055,000	1,062,913
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	804,000	924,746
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.85%, 1/26/27	1,477,000	1,635,332
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	3,535,000	3,693,255
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	963,000	946,761
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	482,000	467,189
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	1,710,000	1,739,934
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	195,000	212,306
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	1,113,000	1,151,955
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD 3 Month + 1.00%), 1.156%, 5/15/47	664,000	569,277
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	195,000	196,828
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,710,000	2,023,387
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	2,338,000	2,489,956
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec. bonds 3.75%, 7/1/29	105,000	118,985
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	315,000	359,321
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	1,422,000	1,685,750
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds 3.729%, 10/15/70	1,457,000	1,607,257
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	2,564,000	3,589,600
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	3,409,000	3,882,405
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	467,000	485,510
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	194,000	203,236
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	1,485,000	1,597,712
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	322,000	369,856
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	1,180,000	1,270,947
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds 4.436%, 4/2/24 (Japan)	412,000	448,542
Teachers Insurance & Annuity Association of America 144A unsec. sub. notes 6.85%, 12/16/39	263,000	408,258
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	759,000	847,131
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	580,000	616,940
U.S. Bancorp unsec. sub. notes 3.00%, 7/30/29	1,955,000	2,141,858
UBS AG unsec. sub. notes 5.125%, 5/15/24 (Switzerland)	2,640,000	2,913,319
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	580,000	653,950
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	610,000	633,265
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38	1,095,000	1,635,192

38 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.1%)* cont.	Principal amount	Value
Financials cont.
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	$670,000	$808,191
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	597,000	600,825
		89,365,752
Health care (1.4%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	2,440,000	2,678,746
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	710,000	938,422
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	273,000	291,088
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	820,000	872,122
Bristol-Myers Squibb Co. sr. unsec. notes 2.75%, 2/15/23	3,100,000	3,215,923
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	2,325,000	2,633,421
Cigna Corp. company guaranty sr. unsec. unsub. notes 3.75%, 7/15/23	1,008,000	1,070,464
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,600,000	2,008,552
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	98,000	102,953
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	536,687	615,294
DH Europe Finance II Sarl company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	1,425,000	1,594,606
DH Europe Finance II Sarl company guaranty sr. unsec. notes 2.60%, 11/15/29 (Luxembourg)	600,000	637,113
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	143,000	166,601
HCA, Inc. company guaranty sr. bonds 3.50%, 7/15/51	341,000	352,088
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	505,000	576,396
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	270,000	359,108
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	475,000	525,482
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	185,000	194,713
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	165,000	164,571
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	1,335,000	1,378,187
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.00%, 5/15/30	1,602,000	1,639,717
Viatris, Inc. 144A company guaranty sr. unsec. bonds 4.00%, 6/22/50	2,820,000	3,052,822
Viatris, Inc. 144A company guaranty sr. unsec. notes 2.30%, 6/22/27	565,000	581,202
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	1,210,000	1,393,304
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	306,000	310,058
		27,352,953
Technology (1.5%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	1,200,000	1,087,536
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	748,000	787,542
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	3,480,000	3,450,072
Apple, Inc. sr. unsec. notes 1.65%, 5/11/30	15,000	15,055
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	342,000	437,547
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	486,000	585,981
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	2,637,000	2,989,006
Broadcom, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 2/15/51	676,000	714,053
Cisco Systems, Inc./California sr. unsec. unsub. notes 3.625%, 3/4/24	3,100,000	3,355,805

George Putnam Balanced Fund 39

CORPORATE BONDS AND NOTES (14.1%)* cont.	Principal amount	Value
Technology cont.
Dell International, LLC/EMC Corp. company guaranty sr. bonds 8.35%, 7/15/46	$271,000	$443,613
Fidelity National Information Services, Inc. sr. unsec. bonds 2.25%, 3/1/31	1,875,000	1,905,505
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	540,000	603,137
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	1,295,000	1,501,031
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	710,000	754,852
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	1,150,000	1,239,185
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	1,750,000	1,898,576
Salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	1,463,000	1,522,838
Salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	1,462,000	1,499,425
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	1,310,000	1,319,825
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	1,520,000	1,454,204
VMware, Inc. sr. unsec. unsub. bonds 2.20%, 8/15/31	1,766,000	1,763,102
		29,327,890
Transportation (—%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	595,000	652,614
		652,614
Utilities and power (0.9%)
AES Corp. (The) 144A sr. unsec. bonds 2.45%, 1/15/31	1,045,000	1,056,604
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	528,000	614,297
Appalachian Power Co. sr. unsec. unsub. notes Ser. L, 5.80%, 10/1/35	560,000	741,666
Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	610,000	828,407
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	255,000	303,537
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	520,000	641,293
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	280,000	315,626
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub. notes 8.375%, 6/15/32	490,000	738,941
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	416,000	471,409
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	2,076,000	2,039,462
Energy Transfer Operating LP sr. unsec. unsub. notes 7.60%, 2/1/24	470,000	534,612
Energy Transfer Operating LP sr. unsec. unsub. notes 6.50%, 2/1/42	137,000	180,093
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	1,704,000	1,827,601
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	560,000	653,230
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	813,000	925,593
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	340,000	366,836
Kinder Morgan Energy Partners LP company guaranty sr. unsec. notes 5.40%, 9/1/44	199,000	252,517
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	620,000	662,053
Oncor Electric Delivery Co., LLC sr. notes 5.75%, 3/15/29	445,000	565,056
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	235,000	228,610
PacifiCorp sr. bonds 2.70%, 9/15/30	656,000	700,261

40 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.1%)* cont.	Principal amount	Value
Utilities and power cont.
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	$442,000	$483,630
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	523,000	555,905
WEC Energy Group, Inc. jr. unsec. sub. FRN Ser. A, (BBA LIBOR USD 3 Month + 2.11%), 2.268%, 5/15/67	1,945,000	1,818,575
		17,505,814
Total corporate bonds and notes (cost $253,631,659)		$273,077,418

MORTGAGE-BACKED SECURITIES (0.9%)*	Principal amount	Value
BANK Ser. 19-BN19, Class AS, 3.446%, 8/15/61	$797,000	$882,485
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	508,000	529,683
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	617,000	658,958
Ser. 18-B2, Class A4, 4.009%, 3/10/51	1,749,000	2,005,813
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.553%, 12/10/44 W	241,000	225,138
FRB Ser. 14-CR18, Class C, 4.756%, 7/15/47 W	2,392,000	2,453,697
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	777,000	835,409
Ser. 12-CR1, Class AM, 3.912%, 5/15/45	1,046,000	1,062,895
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 1.789%, 11/25/28 (Bermuda)	261,538	262,231
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (1 Month US LIBOR + 6.75%), 6.839%, 8/25/28	486,073	514,507
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 6.089%, 9/25/28	50,531	53,069
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (1 Month US LIBOR + 1.25%), 1.339%, 7/25/29	260,000	260,975
REMICs Ser. 01-79, Class BI, IO, 0.268%, 3/25/45 W	416,671	2,083
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%, 11/10/23 (In default) †	194,241	19
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.60%), 1.689%, 10/25/28 (Bermuda)	175,194	175,548
JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 12-C6, Class D, 5.141%, 5/15/45 W	772,000	708,277
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 12-C8, Class D, 4.669%, 10/15/45 W	404,000	384,354
Morgan Stanley Bank of America Merrill Lynch Trust Ser. 16-C28, Class A4, 3.544%, 1/15/49	3,360,000	3,678,149
Morgan Stanley Capital I Trust Ser. 18-L1, Class A4, 4.407%, 10/15/51 W	875,000	1,028,413
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D, 5.409%, 3/15/45 W	1,794,000	1,629,704
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	2,032,334	20
Total mortgage-backed securities (cost $18,530,068)		$17,351,427

George Putnam Balanced Fund 41

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$215,000	$344,039
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds), 6.718%, 1/1/49	350,000	596,106
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	275,000	375,210
Total municipal bonds and notes (cost $841,125)		$1,315,355

SHORT-TERM INVESTMENTS (4.5%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.09% [d]	5,789,325	$5,789,325
Putnam Short Term Investment Fund Class P 0.09% L	82,200,848	82,200,848
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	300,000	300,000
Total short-term investments (cost $88,290,173)		$88,290,173

TOTAL INVESTMENTS
Total investments (cost $1,601,193,435)	$1,967,103,418

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2020 through July 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,940,601,858.
†	This security is non-income-producing.
∆∆	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $6,758,272, or less than 0.1% of net assets.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,841,312 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $306,103 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

42 George Putnam Balanced Fund

F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
P1	The investment is an irrevocable commitment made in a private investment transaction to purchase shares of a special purpose acquisition corporation upon consummation of a merger or other identified acquisition transaction in the aggregate amount of $1,206,000, the deferred settlement of which is included as a payable as a purchase of delayed delivery securities.
P2	Represents an investment in the shares of a special purpose acquisition corporation that are subject to certain restrictions on transfer and awaiting finalization of a resale registration statement that the company has filed with the SEC.
At the close of the reporting period, the fund maintained liquid assets totaling $20,323,988 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 7/31/21 (aggregate face value $110,238,043)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	9/15/21	$4,330,865	$4,458,948	$128,083
	Swedish Krona	Sell	9/15/21	1,484,694	1,547,601	62,907
Barclays Bank PLC
	British Pound	Sell	9/15/21	12,223,149	12,439,944	216,795
	Canadian Dollar	Sell	10/20/21	2,768,638	2,757,627	(11,011)
	Euro	Sell	9/15/21	6,568,103	6,755,205	187,102
	Swedish Krona	Sell	9/15/21	7,841,238	8,171,172	329,934
Citibank, N.A.
	British Pound	Buy	9/15/21	4,958,656	5,045,661	(87,005)
	Canadian Dollar	Sell	10/20/21	6,173,510	6,149,783	(23,727)
	Danish Krone	Buy	9/15/21	3,211,157	3,229,910	(18,753)
	Danish Krone	Sell	9/15/21	3,205,763	3,292,287	86,524
	Euro	Sell	9/15/21	3,311,358	3,406,235	94,877
Goldman Sachs International
	British Pound	Sell	9/15/21	9,115,335	9,276,716	161,381
	Canadian Dollar	Sell	10/20/21	3,285,127	3,271,940	(13,187)

George Putnam Balanced Fund 43

FORWARD CURRENCY CONTRACTS at 7/31/21 (aggregate face value $110,238,043) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
HSBC Bank USA, National Association
	British Pound	Buy	9/15/21	$2,829,228	$2,879,116	$(49,888)
	Euro	Sell	9/15/21	2,439,086	2,508,763	69,677
JPMorgan Chase Bank N.A.
	British Pound	Buy	9/15/21	5,284,089	5,377,534	(93,445)
	Canadian Dollar	Sell	10/20/21	1,272,549	1,267,443	(5,106)
State Street Bank and Trust Co.
	British Pound	Buy	9/15/21	854,385	869,519	(15,134)
	Canadian Dollar	Buy	10/20/21	78,227	77,912	315
	Hong Kong Dollar	Sell	8/18/21	2,478,510	2,480,056	1,546
UBS AG
	British Pound	Buy	9/15/21	4,534,661	4,614,859	(80,198)
	Canadian Dollar	Sell	10/20/21	3,664,560	3,649,869	(14,691)
	Euro	Buy	9/15/21	863,249	887,760	(24,511)
	Swedish Krona	Sell	9/15/21	1,484,705	1,547,726	63,021
WestPac Banking Corp.
	British Pound	Sell	9/15/21	11,307,736	11,507,656	199,920
	Canadian Dollar	Buy	10/20/21	1,886,181	1,878,741	7,440
	Euro	Buy	9/15/21	863,368	888,060	(24,692)
Unrealized appreciation						1,609,522
Unrealized (depreciation)						(461,348)
Total						$1,148,174
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 7/31/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	144	31,645,872	31,604,400	Sep-21	674,668
Unrealized appreciation					674,668
Unrealized (depreciation)					—
Total					$674,668

TBA SALE COMMITMENTS OUTSTANDING at 7/31/21 (proceeds receivable $10,536,074)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 4.00%, 8/1/51	5,000,000	8/19/2021	5,285,335
Uniform Mortgage-Backed Securities, 4.00%, 8/1/51	1,000,000	8/12/2021	1,068,320
Uniform Mortgage-Backed Securities, 3.50%, 8/1/51	2,000,000	8/12/2021	2,119,454
Uniform Mortgage-Backed Securities, 3.00%, 8/1/51	1,000,000	8/12/2021	1,048,203
Uniform Mortgage-Backed Securities, 2.50%, 8/1/51	1,000,000	8/12/2021	1,041,758
Total			$10,563,070

44 George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$26,499,974	$—	$—
Capital goods	77,882,538	—	—
Communication services	1,541,734	—	—
Conglomerates	3,094,467	—	—
Consumer cyclicals	240,208,675	—	5,686,982
Consumer staples	70,960,129	—	—
Energy	31,288,173	—	—
Financials	149,714,515	3,591,412	—
Health care	158,500,650	—	—
Miscellaneous	—	—	1,071,290
Technology	354,856,793	—	—
Transportation	22,518,508	—	—
Utilities and power	37,407,337	—	—
Total common stocks	1,174,473,493	3,591,412	6,758,272
Corporate bonds and notes	—	273,077,418	—
Mortgage-backed securities	—	17,351,427	—
Municipal bonds and notes	—	1,315,355	—
U.S. government and agency mortgage obligations	—	149,273,770	—
U.S. treasury obligations	—	252,972,098	—
Short-term investments	300,000	87,990,173	—
Totals by level	$1,174,773,493	$785,571,653	$6,758,272

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,148,174	$—
Futures contracts	674,668	—	—
TBA sale commitments	—	(10,563,070)	—
Totals by level	$674,668	$(9,414,896)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 45

Statement of assets and liabilities 7/31/21

ASSETS
Investment in securities, at value, including $5,610,727 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,513,203,262)	$1,879,113,245
Affiliated issuers (identified cost $87,990,173) (Notes 1 and 5)	87,990,173
Cash	505,001
Foreign currency (cost $306) (Note 1)	305
Dividends, interest and other receivables	5,744,722
Receivable for shares of the fund sold	1,903,311
Receivable for investments sold	3,326,963
Receivable for sales of TBA securities (Note 1)	8,428,160
Unrealized appreciation on forward currency contracts (Note 1)	1,609,522
Prepaid assets	74,428
Total assets	1,988,695,830

LIABILITIES
Payable for investments purchased	7,581,432
Payable for purchases of delayed delivery securities (Note 1)	1,206,000
Payable for purchases of TBA securities (Note 1)	16,826,951
Payable for shares of the fund repurchased	1,957,784
Payable for compensation of Manager (Note 2)	834,815
Payable for custodian fees (Note 2)	30,561
Payable for investor servicing fees (Note 2)	392,108
Payable for Trustee compensation and expenses (Note 2)	539,301
Payable for administrative services (Note 2)	5,371
Payable for distribution fees (Note 2)	448,724
Payable for variation margin on futures contracts (Note 1)	160,607
Unrealized depreciation on forward currency contracts (Note 1)	461,348
TBA sale commitments, at value (proceeds receivable $10,536,074) (Note 1)	10,563,070
Collateral on securities loaned, at value (Note 1)	5,789,325
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 8)	1,090,233
Other accrued expenses	206,342
Total liabilities	48,093,972

Net assets	$1,940,601,858

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,459,573,676
Total distributable earnings (Note 1)	481,028,182
Total — Representing net assets applicable to capital shares outstanding	$1,940,601,858

(Continued on next page)

46 George Putnam Balanced Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,383,459,224 divided by 56,189,245 shares)	$24.62
Offering price per class A share (100/94.25 of $24.62)*	$26.12
Net asset value and offering price per class B share ($11,732,080 divided by 483,355 shares)**	$24.27
Net asset value and offering price per class C share ($128,299,967 divided by 5,268,773 shares)**	$24.35
Net asset value and redemption price per class M share ($59,886,621 divided by 2,474,210 shares)	$24.20
Offering price per class M share (100/96.50 of $24.20)*	$25.08
Net asset value, offering price and redemption price per class R share
($2,000,984 divided by 81,638 shares)	$24.51
Net asset value, offering price and redemption price per class R5 share
($21,495 divided by 862 shares)	$24.94
Net asset value, offering price and redemption price per class R6 share
($69,238,989 divided by 2,797,780 shares)	$24.75
Net asset value, offering price and redemption price per class Y share
($285,962,498 divided by 11,559,442 shares)	$24.74

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 47

Statement of operations Year ended 7/31/21

INVESTMENT INCOME
Dividends (net of foreign tax of $163,383)	$14,404,159
Interest (including interest income of $124,116 from investments in affiliated issuers) (Note 5)	13,701,452
Securities lending (net of expenses) (Notes 1 and 5)	5,406
Total investment income	28,111,017

EXPENSES
Compensation of Manager (Note 2)	8,900,545
Investor servicing fees (Note 2)	2,251,401
Custodian fees (Note 2)	66,635
Trustee compensation and expenses (Note 2)	74,604
Distribution fees (Note 2)	4,788,573
Administrative services (Note 2)	44,697
Other	553,730
Total expenses	16,680,185
Expense reduction (Note 2)	(2,078)
Net expenses	16,678,107

Net investment income	11,432,910

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	134,611,440
Foreign currency transactions (Note 1)	9,624
Forward currency contracts (Note 1)	(3,466,748)
Futures contracts (Note 1)	5,666,274
Written options (Note 1)	23,016
Total net realized gain	136,843,606
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	176,274,416
Assets and liabilities in foreign currencies	242
Forward currency contracts	2,516,109
Futures contracts	450,167
Total change in net unrealized appreciation	179,240,934

Net gain on investments	316,084,540

Net increase in net assets resulting from operations	$327,517,450

The accompanying notes are an integral part of these financial statements.

48 George Putnam Balanced Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 7/31/21	Year ended 7/31/20
Operations
Net investment income	$11,432,910	$16,667,725
Net realized gain on investments
and foreign currency transactions	136,843,606	81,032,605
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	179,240,934	62,985,128
Net increase in net assets resulting from operations	327,517,450	160,685,458
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(8,356,332)	(26,925,311)
Class B	(652)	(258,497)
Class C	(13,329)	(1,329,921)
Class M	(113,303)	(1,127,008)
Class R	(6,173)	(26,338)
Class R5	(693)	(3,770)
Class R6	(550,386)	(992,159)
Class Y	(2,117,060)	(3,837,069)
Net realized short-term gain on investments
Class A	(19,270,614)	(4,870,903)
Class B	(207,532)	(67,896)
Class C	(1,610,621)	(328,484)
Class M	(913,173)	(255,685)
Class R	(21,746)	(5,610)
Class R5	(297)	(607)
Class R6	(819,470)	(153,777)
Class Y	(3,665,971)	(609,820)
From net realized long-term gain on investments
Class A	(46,596,169)	(36,267,984)
Class B	(504,187)	(505,539)
Class C	(3,881,982)	(2,446,391)
Class M	(2,213,148)	(1,903,375)
Class R	(52,050)	(41,774)
Class R5	(718)	(4,522)
Class R6	(1,970,149)	(1,145,382)
Class Y	(8,853,848)	(4,540,864)
Increase from capital share transactions (Note 4)	173,062,964	149,833,495
Total increase in net assets	398,840,811	222,870,267

NET ASSETS
Beginning of year	1,541,761,047	1,318,890,780
End of year	$1,940,601,858	$1,541,761,047

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 49

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
July 31, 2021	$21.68	.16	4.19	4.35	(.16)	(1.25)	(1.41)	$24.62	20.84	$1,383,459.94		.68	93
July 31, 2020	20.63	.25	2.13	2.38	(.52)	(.81)	(1.33)	21.68	12.04	1,147,249.97		1.23	97
July 31, 2019	20.62	.28	1.37	1.65	(.28)	(1.36)	(1.64)	20.63	8.86	1,041,441.98		1.44	143
July 31, 2018	19.09	.23	1.53	1.76	(.23)	—	(.23)	20.62	9.28	1,004,781.99		1.18	179
July 31, 2017	17.38	.23	1.69	1.92	(.21)	—	(.21)	19.09	11.14	972,570	1.01	1.29	204
Class B
July 31, 2021	$21.41	(.01)	4.12	4.11	—[f]	(1.25)	(1.25)	$24.27	19.89	$11,732	1.69	(.06)	93
July 31, 2020	20.38	.10	2.11	2.21	(.37)	(.81)	(1.18)	21.41	11.23	13,533	1.72	.49	97
July 31, 2019	20.39	.14	1.34	1.48	(.13)	(1.36)	(1.49)	20.38	8.02	14,844	1.73	.70	143
July 31, 2018	18.87	.08	1.52	1.60	(.08)	—	(.08)	20.39	8.49	17,258	1.74	.43	179
July 31, 2017	17.18	.10	1.67	1.77	(.08)	—	(.08)	18.87	10.33	20,188	1.76	.55	204
Class C
July 31, 2021	$21.48	(.02)	4.15	4.13	(.01)	(1.25)	(1.26)	$24.35	19.90	$128,300	1.69	(.07)	93
July 31, 2020	20.46	.09	2.12	2.21	(.38)	(.81)	(1.19)	21.48	11.20	86,199	1.72	.47	97
July 31, 2019	20.47	.13	1.36	1.49	(.14)	(1.36)	(1.50)	20.46	8.06	61,417	1.73	.68	143
July 31, 2018	18.95	.08	1.52	1.60	(.08)	—	(.08)	20.47	8.45	40,002	1.74	.43	179
July 31, 2017	17.26	.10	1.67	1.77	(.08)	—	(.08)	18.95	10.29	45,970	1.76	.54	204
Class M
July 31, 2021	$21.34	.04	4.12	4.16	(.05)	(1.25)	(1.30)	$24.20	20.20	$59,887	1.44	.19	93
July 31, 2020	20.32	.15	2.09	2.24	(.41)	(.81)	(1.22)	21.34	11.46	54,871	1.47	.75	97
July 31, 2019	20.33	.18	1.35	1.53	(.18)	(1.36)	(1.54)	20.32	8.34	65,488	1.48	.94	143
July 31, 2018	18.82	.13	1.52	1.65	(.14)	—	(.14)	20.33	8.77	70,239	1.49	.68	179
July 31, 2017	17.15	.14	1.66	1.80	(.13)	—	(.13)	18.82	10.53	70,919	1.51	.79	204
Class R
July 31, 2021	$21.60	.10	4.16	4.26	(.10)	(1.25)	(1.35)	$24.51	20.50	$2,001	1.19	.43	93
July 31, 2020	20.56	.20	2.12	2.32	(.47)	(.81)	(1.28)	21.60	11.76	1,113	1.22	.98	97
July 31, 2019	20.56	.23	1.36	1.59	(.23)	(1.36)	(1.59)	20.56	8.58	999	1.23	1.19	143
July 31, 2018	19.03	.18	1.53	1.71	(.18)	—	(.18)	20.56	9.02	838	1.24	.93	179
July 31, 2017	17.33	.18	1.70	1.88	(.18)	—	(.18)	19.03	10.90	1,090	1.26	.99	204
Class R5
July 31, 2021	$21.89	.21	4.24	4.45	(.15)	(1.25)	(1.40)	$24.94	21.11	$21.71		.92	93
July 31, 2020	20.82	.29	2.17	2.46	(.58)	(.81)	(1.39)	21.89	12.33	223.72		1.41	97
July 31, 2019	20.79	.32	1.40	1.72	(.33)	(1.36)	(1.69)	20.82	9.17	16.72		1.56	143
July 31, 2018	19.24	.27[e]	1.56	1.83	(.28)	—	(.28)	20.79	9.60	14.73		1.30[e]	179
July 31, 2017	17.45	.30[e]	1.69	1.99	(.20)	—	(.20)	19.24	11.46	13.74		1.71[e]	204

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

50 George Putnam Balanced Fund	George Putnam Balanced Fund 51

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
July 31, 2021	$21.79	.23	4.21	4.44	(.23)	(1.25)	(1.48)	$24.75	21.22	$69,239.61		1.01	93
July 31, 2020	20.73	.32	2.15	2.47	(.60)	(.81)	(1.41)	21.79	12.42	46,529.62		1.56	97
July 31, 2019	20.71	.36	1.37	1.73	(.35)	(1.36)	(1.71)	20.73	9.27	29,859.62		1.80	143
July 31, 2018	19.17	.31	1.53	1.84	(.30)	—	(.30)	20.71	9.69	19,694.63		1.54	179
July 31, 2017	17.45	.30	1.70	2.00	(.28)	—	(.28)	19.17	11.57	11,738.64		1.64	204
Class Y
July 31, 2021	$21.78	.21	4.21	4.42	(.21)	(1.25)	(1.46)	$24.74	21.13	$285,962.69		.93	93
July 31, 2020	20.72	.30	2.15	2.45	(.58)	(.81)	(1.39)	21.78	12.32	192,044.72		1.45	97
July 31, 2019	20.70	.33	1.38	1.71	(.33)	(1.36)	(1.69)	20.72	9.15	104,828.73		1.68	143
July 31, 2018	19.16	.28	1.54	1.82	(.28)	—	(.28)	20.70	9.56	81,989.74		1.43	179
July 31, 2017	17.45	.28	1.69	1.97	(.26)	—	(.26)	19.16	11.37	77,716.76		1.54	204

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sales transactions.

e The net investment income ratio and per share amount shown for the period ended may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

52 George Putnam Balanced Fund	George Putnam Balanced Fund 53

Notes to financial statements 7/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2020 through July 31, 2021.

George Putnam Balanced Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class M shares of the fund are closed to new purchases except (1) through employer-sponsored retirement plans (for these purposes, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) to the extent class A shares are not available through the plan (Eligible Plans) that had open positions in the fund’s Class M shares with Putnam Investor Services on November 25, 2019 (the Effective Date), or (2) by clients of administrators or other service providers of Eligible Plans that had open positions on behalf of their clients in the fund’s Class M shares with Putnam Investor Services on the Effective Date, and in either case maintained the open position through the Effective Date. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

54 George Putnam Balanced Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

George Putnam Balanced Fund 55

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

56 George Putnam Balanced Fund

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

George Putnam Balanced Fund 57

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $168,203 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $306,103 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $5,789,325 and the value of securities loaned amounted to $5,610,727.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed

58 George Putnam Balanced Fund

line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on passive investment companies, from interest-only securities, from redesignation of taxable distributions, and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,719,936 to increase distributions in excess of net investment income, $191 to decrease paid-in capital and $2,720,127 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$378,679,150
Unrealized depreciation	(16,197,237)
Net unrealized appreciation	362,481,913
Undistributed long-term gains	75,349,669
Undistributed short-term gains	43,195,448
Cost for federal income tax purposes	$1,595,881,277

George Putnam Balanced Fund 59

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.513% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, class R5, class R6, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,670,156	Class R	2,083
Class B	16,839	Class R5	109
Class C	142,965	Class R6	28,589
Class M	75,625	Class Y	315,035
		Total	$2,251,401

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,078 under the expense offset arrangements.

60 George Putnam Balanced Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,236, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,147,553
Class B	1.00%	1.00%	126,536
Class C	1.00%	1.00%	1,079,470
Class M	1.00%	0.75%	427,094
Class R	1.00%	0.50%	7,920
Total			$4,788,573

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $282,003 and $0 from the sale of class A and class M shares, respectively, and received $885 and $1,209 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,452 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,447,603,256	$1,408,030,895
U.S. government securities (Long-term)	173,150,350	134,466,709
Total	$1,620,753,606	$1,542,497,604

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

George Putnam Balanced Fund 61

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	6,062,227	$138,585,225	5,949,720	$122,072,098
Shares issued in connection with
reinvestment of distributions	3,207,940	70,563,323	3,153,067	64,215,869
	9,270,167	209,148,548	9,102,787	186,287,967
Shares repurchased	(5,986,865)	(136,606,939)	(6,667,341)	(134,653,072)
Net increase	3,283,302	$72,541,609	2,435,446	$51,634,895

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	57,135	$1,269,694	75,547	$1,516,319
Shares issued in connection with
reinvestment of distributions	31,370	679,274	39,410	793,439
	88,505	1,948,968	114,957	2,309,758
Shares repurchased	(237,282)	(5,335,059)	(211,001)	(4,231,306)
Net decrease	(148,777)	$(3,386,091)	(96,044)	$(1,921,548)

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	2,215,371	$49,933,757	2,113,901	$42,949,300
Shares issued in connection with
reinvestment of distributions	251,565	5,464,820	195,953	3,959,050
	2,466,936	55,398,577	2,309,854	46,908,350
Shares repurchased	(1,211,368)	(27,264,281)	(1,298,265)	(26,075,668)
Net increase	1,255,568	$28,134,296	1,011,589	$20,832,682

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class M	Shares	Amount	Shares	Amount
Shares sold	272,934	$6,211,182	333,377	$6,752,046
Shares issued in connection with
reinvestment of distributions	150,097	3,239,624	163,750	3,285,468
	423,031	9,450,806	497,127	10,037,514
Shares repurchased	(519,919)	(11,698,206)	(1,149,141)	(23,419,166)
Net decrease	(96,888)	$(2,247,400)	(652,014)	$(13,381,652)

62 George Putnam Balanced Fund

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class R	Shares	Amount	Shares	Amount
Shares sold	46,778	$1,052,559	22,363	$457,310
Shares issued in connection with
reinvestment of distributions	3,653	79,969	3,631	73,684
	50,431	1,132,528	25,994	530,994
Shares repurchased	(20,319)	(463,754)	(23,044)	(475,413)
Net increase	30,112	$668,774	2,950	$55,581

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class R5	Shares	Amount	Shares	Amount
Shares sold	365	$8,138	9,715	$202,525
Shares issued in connection with
reinvestment of distributions	76	1,708	433	8,899
	441	9,846	10,148	211,424
Shares repurchased	(9,750)	(213,009)	(736)	(15,482)
Net increase (decrease)	(9,309)	$(203,163)	9,412	$195,942

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,166,883	$26,844,836	997,914	$20,524,054
Shares issued in connection with
reinvestment of distributions	150,816	3,340,005	112,053	2,291,317
	1,317,699	30,184,841	1,109,967	22,815,371
Shares repurchased	(655,468)	(15,138,673)	(415,009)	(8,444,053)
Net increase	662,231	$15,046,168	694,958	$14,371,318

	YEAR ENDED 7/31/21		YEAR ENDED 7/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,348,339	$122,882,010	5,262,848	$107,995,062
Shares issued in connection with
reinvestment of distributions	659,425	14,590,013	438,058	8,957,741
	6,007,764	137,472,023	5,700,906	116,952,803
Shares repurchased	(3,265,279)	(74,963,252)	(1,942,861)	(38,906,526)
Net increase	2,742,485	$62,508,771	3,758,045	$78,046,277

At the close of the reporting period, Putnam Investments, LLC owned 862 class R5 shares of the fund (100% of class R5 shares outstanding), valued at $21,495.

George Putnam Balanced Fund 63

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/20	cost	proceeds	income	of 7/31/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$7,020,885	$157,947,433	$159,178,993	$12,746	$5,789,325
Putnam Short Term
Investment Fund**	82,721,675	340,797,563	341,318,390	124,116	82,200,848
Total Short-term
investments	$89,742,560	$498,744,996	$500,497,383	$136,862	$87,990,173

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

64 George Putnam Balanced Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$2,000
Written equity option contracts (contract amount)	$2,000
Futures contracts (number of contracts)	70
Forward currency contracts (contract amount)	$100,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign
exchange contracts	Receivables	$1,609,522	Payables	$461,348
Equity contracts	Receivables	674,668*	Payables	—
Total		$2,284,190		$461,348

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Total
Foreign exchange
contracts	$—	$—	$(3,466,748)	$(3,466,748)
Equity contracts	(86,569)	5,666,274	—	5,579,705
Total	$(86,569)	$5,666,274	$(3,466,748)	$2,112,957

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
			Forward
Derivatives not accounted for as hedging			currency
instruments under ASC 815		Futures	contracts	Total
Foreign exchange contracts		$—	$2,516,109	$2,516,109
Equity contracts		450,167	—	450,167
Total		$450,167	$2,516,109	$2,966,276

George Putnam Balanced Fund 65

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	BofA Securities, Inc.	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Forward currency contracts#	190,990	733,831	—	181,401	161,381	69,677	—	1,861	63,021	207,360	1,609,522
Total Assets	$190,990	$733,831	$—	$181,401	$161,381	$69,677	$—	$1,861	$63,021	$207,360	$1,609,522
Liabilities:
Futures contracts§	—	—	160,607	—	—	—	—	—	—	—	160,607
Forward currency contracts#	—	11,011	—	129,485	13,187	49,888	98,551	15,134	119,400	24,692	461,348
Total Liabilities	$—	$11,011	$160,607	$129,485	$13,187	$49,888	$98,551	$15,134	$119,400	$24,692	$621,955
Total Financial and Derivative Net Assets	$190,990	$722,820	$(160,607)	$51,916	$148,194	$19,789	$(98,551)	$(13,273)	$(56,379)	$182,668	$987,567
Total collateral received (pledged)†##	$172,998	$617,235	$—	$51,916	$148,194	$—	$(98,551)	$(13,273)	$(56,379)	$—
Net amount	$17,992	$105,585	$(160,607)	$—	$—	$19,789	$—	$—	$—	$182,668
Controlled collateral received (including
TBA commitments)**	$172,998	$617,235	$—	$110,000	$190,000	$—	$—	$—	$—	$—	$1,090,233
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$(151,292)	$(19,938)	$(134,873)	$—	$(306,103)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $1,841,312.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

66 George Putnam Balanced Fund	George Putnam Balanced Fund 67

Federal tax information

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $92,926,165 as a capital gain dividend with respect to the taxable year ended July 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 17.57% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 20.23%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $5,855,341 of distributions paid as qualifying to be taxed as interest-related dividends, and $25,614,386 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

68 George Putnam Balanced Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

George Putnam Balanced Fund 69

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of July 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

70 George Putnam Balanced Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

George Putnam Balanced Fund 71

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

72 George Putnam Balanced Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

George Putnam Balanced Fund 73

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

74 George Putnam Balanced Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Officers	Denere P. Poulack
Boston, MA 02110	Robert L. Reynolds	Assistant Vice President,
	President	Assistant Clerk, and
Custodian		Assistant Treasurer
State Street Bank	James F. Clark
and Trust Company	Vice President, Chief Compliance	Janet C. Smith
	Officer, and Chief Risk Officer	Vice President,
Legal Counsel		Principal Financial Officer,
Ropes & Gray LLP	Nancy E. Florek	Principal Accounting Officer,
	Vice President, Director of	and Assistant Treasurer
Independent Registered	Proxy Voting and Corporate
Public Accounting Firm	Governance, Assistant Clerk,	Stephen J. Tate
PricewaterhouseCoopers LLP	and Assistant Treasurer	Vice President and
Chief Legal Officer
Michael J. Higgins
	Vice President, Treasurer,	Mark C. Trenchard
	and Clerk	Vice President

George Putnam Balanced Fund 75

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

76 George Putnam Balanced Fund

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2021	$87,323	$ —	$12,815	$ —
July 31, 2020	$113,094	$ —	$13,679	$ —

For the fiscal years ended July 31, 2021 and July 31, 2020, the fund's independent auditor billed aggregate non-audit fees in the amounts of $322,115 and $359,521 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2021	$ —	$309,300	$ —	$ —
July 31, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not Applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

George Putnam Balanced Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 28, 2021